SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2005

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
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1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events

On December 6, 2005, Northeast Utilities (“NU”) issued a news release which announced the pricing of 20.0 million common shares in a public offering and the possible issuance of an additional 3.0 million option shares.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 –

 Financial Statements and Exhibits.

(c)

 Exhibits.

Exhibit Number	Description
	Exhibit	Description
	Exhibit 99.1	Northeast Utilities News Release dated December 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Gregory B. Butler
Name: Gregory B. Butler Title: Senior Vice President and General Counsel

Date:  December 7, 2005